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                                                                     EXHIBIT 3.1

                          CERTIFICATE OF INCORPORATION

                                       OF

                            DALEEN TECHNOLOGIES, INC.

         The undersigned, in order to form a corporation pursuant to Sections 101 and 102 of the General Corporation Law of the State of Delaware, does hereby certify as follows:

         FIRST:   The name of the corporation (the "Corporation") is: DALEEN
TECHNOLOGIES, INC.

         SECOND: The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, County of New Castle. The name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company.

         THIRD:   The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

         FOURTH: The total number of shares of all classes of stock that the Corporation shall have the authority to issue is Ninety-One Million Eight Hundred Seventy-Seven Thousand Two Hundred Thirty-Six (91,877,236) shares, of which Seventy Million (70,000,000) shares shall be Common Stock, having a par value of $0.01 per share (the "Common Stock"), and Twenty-One Million Eight Hundred Seventy-Seven Thousand Two Hundred Thirty-Six (21,877,236) shares shall be classified as Preferred Stock, par value $0.01 per share (the "Preferred Stock"). The Preferred Stock shall consist of 3,000,000 shares which shall be designated as the "Series A Convertible Preferred Stock" (the "Series A Preferred Stock"), 1,250,000 shares which shall be designated as the "Series B Convertible Preferred Stock" (the "Series B Preferred Stock"), 1,222,222 shares which shall be designated as the "Series C Convertible Preferred Stock" (the "Series C Preferred Stock"), 4,221,846 shares which shall be designated as the "Series D Convertible Preferred Stock" (the "Series D Preferred Stock"), 686,553 shares which shall be designated as the "Series D-1 Convertible Preferred Stock" (the "Series D-1 Preferred Stock"), and 1,496,615 shares which shall be designated as the "Series E Convertible Preferred Stock" (the "Series E Preferred Stock"), with the remaining Preferred Stock having no designations or preferences set forth herein. The Board of Directors is expressly authorized to provide for the classification and reclassification of any unissued shares of Common Stock or Preferred Stock and the issuance thereof in one or more classes or series without the approval of the stockholders of the Corporation. The designations, relative rights, preferences and limitations of each class of shares of the Corporation shall be as follows:

         PART A.  COMMON STOCK

         Section 1. Voting Rights. The holders of Common Stock shall be entitled to one vote for each share so held with respect to all matters voted on by the shareholders of the Corporation, subject in all cases to Part B of this Article Fourth.

         Section 2. Liquidation Rights. Subject to the prior and superior right of the Preferred (as defined in Part B below), upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Common Stock shall be entitled to share equally in the remaining funds to be distributed, on the basis of the number of shares held by each of them.


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         Section 3. Dividends. Dividends may be paid on the Common Stock as, when and if declared by the Board of Directors; provided, however, no such dividends may be declared or paid unless the holders of the Preferred (as defined below) shall be entitled to a proportionate share of such dividends as though the holders of the Preferred were the holders of the number of shares of Common Stock of the Corporation into which their respective shares of Preferred are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

         PART B.  PREFERRED STOCK

         For so long as there shall be outstanding any shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series D-1 Preferred Stock or Series E Preferred Stock, any reference to "Preferred" shall mean and refer to each and all of such series of Preferred Stock, except in such sections of this Certificate as pertain to voting rights, in which case the term "Preferred" shall exclude the Series C Preferred Stock, which shall have no voting rights whatsoever except as may be required by Delaware law.

                  I.       SERIES A AND SERIES B CONVERTIBLE PREFERRED STOCK

         Section 1. Designation. The Series A Preferred Stock shall consist of 3,000,000 shares and the Series B Preferred Stock shall consist of 1,250,000 shares. The Series A Preferred Stock and Series B Preferred Stock shall be identical and of equal rank except as otherwise expressly provided herein.

         Section 2. Liquidation Rights. See Part B(V), Section 2 of this Article Fourth for the liquidation rights of the Series A Preferred Stock and the Series B Preferred Stock.

         Section 3. Conversion. The Series A Preferred Stock shall be convertible as follows:

         (a) Right to Convert. Each share of Series A Preferred Stock shall be convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for the Series A Preferred Stock, into the number of fully paid and nonassessable shares of Common Stock determined (i) in the case of Series A Preferred Stock, by dividing $2.50 by the Series A Conversion Price, in effect at the time of conversion and (ii) in the case of the Series B Preferred Stock, by dividing $3.056 by the Series B Conversion Price, in effect at the time of conversion. The Series A Conversion Price shall initially be $2.50 and the Series B Conversion Price shall initially be $3.056, and in each case shall be adjusted and readjusted from time to time as provided in this Section 3.

         (b) Automatic Conversion. Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock at the then effective applicable Series A Conversion Price or Series B Conversion Price upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation to the public at an offering price per share of $9.00 or more and resulting in net proceeds to the Corporation of not less than Twenty Million and No/100 Dollars ($20,000,000) (in the event of which offering, the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series A Preferred Stock shall not be deemed to have converted such Series A Preferred Stock until immediately prior to the closing of such offering). Each person who holds of record Series A Preferred Stock immediately prior to such automatic conversion shall be entitled to all dividends which have been declared but unpaid prior to the time of the automatic conversion. Such dividends shall be paid to all such holders within thirty (30) days of the automatic conversion.


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         (c) Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred Stock or the Series B Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective applicable Series A Conversion Price or Series
B Conversion Price. Before any holder of Series A Preferred Stock or Series B Preferred Stock shall be entitled to convert the same into Common Stock (or, in the case of automatic conversion of Series A Preferred Stock or Series B Preferred Stock pursuant to Section 3(b) hereof, before any holder of such Series A Preferred Stock or Series B Preferred Stock so converted shall be entitled to receive a certificate or certificates evidencing the Common Stock issuable upon such conversion), he shall surrender to the Corporation at the office of the Corporation or of any transfer agent for the shares of Series A Preferred Stock or Series B Preferred Stock, the certificate or certificates representing such Series A Preferred Stock or Series B Preferred Stock, accompanied by written notice to the Corporation that he elects to convert all or a specified number of such shares (or, in the case of such automatic conversion, he is surrendering the same) and stating therein his name or the name or names of his nominees in which he wishes the certificate or certificates for Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of such Series A Preferred Stock or Series B Preferred Stock, or to his nominee or nominees, a certificate or certificates representing the number of shares of Common Stock to which he shall be entitled as aforesaid, together with cash in lieu of any fraction of a share and, if less than the full number of such Series A Preferred Stock or Series B Preferred Stock evidenced by such surrendered certificates or certificates are being converted, a new certificate or certificates, of like tenor, for the number of such Series A Preferred Stock or Series B Preferred Stock evidenced by such surrendered certificate less the number of such shares being converted. Any conversion made at the election of a holder of such Series
A Preferred Stock or Series B Preferred Stock shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of such Series A Preferred Stock or Series B Preferred Stock to be converted, and the person or persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock on such date. If the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act of 1933, as amended, the conversion may at the option of any holder tendering Series A Preferred Stock or Series B Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series A Preferred Stock or the Series B Preferred Stock shall not be deemed to have converted such Series A Preferred Stock or Series B Preferred Stock until immediately prior to the closing of such sale of securities.

         (d)      Adjustments to Conversion Price for Diluting Issues:

                  (i) Special Definitions. For purposes of this Section 3(d), the following definitions shall apply:

                           (1)      "Options" shall mean rights, options or
warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities.

                           (2)      "Original  Issue  Date"  shall  mean the
date on which a share of Series A Preferred Stock was first issued.

                           (3)      "Convertible Securities" shall mean any
evidences of indebtedness, shares (other than shares of Common Stock) or other securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.


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                           (4)      "Additional  Shares of Common Stock" shall
mean all shares of Common Stock issued (or, pursuant to Section 3(d)(iii), deemed to be issued) by the Corporation after the Original Issue Date, other than Common Stock issued or issuable:

                           (A)      upon conversion of Preferred;

                           (B)      up to 668,812 shares of Common Stock issued
to officers or employees of, or consultants to, the Corporation pursuant to a stock purchase or option plan or other employee stock incentive program; or

                           (C)      up to 1,865,000 shares issued upon the
exercise of the existing warrants granted by the Company prior to June 30, 1999.

                  (ii) No Adjustment of Conversion Price. No adjustment in the number of shares of Common Stock into which the Series A Preferred Stock or the Series B Preferred Stock is convertible shall be made, by adjustment in the Conversion Price applicable to such Series A Preferred Stock or Series B Preferred Stock, in respect of the issuance of Additional Shares of Common Stock or otherwise, unless the consideration per share (determined pursuant to Section 3(d)(v) hereof) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the Conversion Price applicable to such Series A Preferred Stock or Series B Preferred Stock in effect on the date of, and immediately prior to, the issue of such Additional Shares of Common Stock.

                  (iii) Issue of Securities Deemed Issue of Additional Shares of Common Stock.

                           (1)      Options and  Convertible  Securities.  In
the event the Corporation at any time or from time to time after the Original Issue Date shall issue, sell, grant or assume any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then, and in each such case, the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued for purposes of adjusting the Series A Conversion Price or the Series B Conversion Price unless the consideration per share (determined pursuant to Section 3(d)(v) hereof) of such Additional Shares of Common Stock would be less than the applicable Series A Conversion Price or Series B Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                           (A)      no further  adjustment  in the  Series A or
Series B Conversion Prices shall be made upon the subsequent issue of Convertible Securities of shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                           (B)      if such Options or Convertible  Securities
by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Series A or Series B Conversion Prices computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or


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decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities which are outstanding at such time;

                           (C)      upon the  expiration  of any such  Options
or any rights of conversion or exchange under such Convertible Securities which shall not have been fully exercised, the Series A or Series B Conversion Prices computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                                    (I)     in the case of such  Convertible
Securities or Options for shares of Common Stock, the only Additional Shares of Common Stock issued or sold were the shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received for such Additional Shares of Common Stock was, in the case of Options, the consideration actually received by the Corporation for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or, in the case of Convertible Securities, the consideration actually received by the Corporation for the issue, sale or assumption of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange, and

                                    (II)    in the case of Options for
Convertible Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise thereof were issued at the time of issue, sale, grant or assumption of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation (determined pursuant to Section 3(d)(v)) upon the issue or sale of the Convertible Securities with respect to which such Options were actually exercised;

                           (D)      no readjustment pursuant to clause (B) or
(C) above shall have the effect of increasing the Series A or Series B Conversion Prices to an amount which exceeds the lower of (i) the Series A Conversion Price or Series B Conversion Price on the original adjustment date or
(ii) the Series A Conversion Price or Series B Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

                           (E)      in the case of any Options  which  expire
by their terms not more than 30 days after the date of issue, sale, grant or assumption thereof, no adjustment of the Series A Conversion Price or Series B Conversion Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (C) above; and

                           (F) if any such record date shall have been
fixed and such Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Series A Conversion Price or Series B Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Series A Conversion Price or Series B Conversion Price shall be adjusted pursuant to this subparagraph 3(d)(iii) as of the actual date of their issuance.

                  (2) Stock Dividends, Stock Distributions and Subdivision. In the event the Corporation at any time or from time to time after the Original Issue Date shall declare or pay any dividend or make any other distribution on the Common Stock payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock, into a greater number of shares of Common


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Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock), then and in each such event, Additional Shares of Common Stock shall be deemed to have been issued:

                           (A)      in the case of any such  dividend or
distribution, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution, or

                           (B)      in the case of any such  subdivision,  at
the close of business on the date immediately prior to the date upon which such corporate action becomes effective.

         If such record date shall have been fixed and such dividend or distribution shall not have been paid on the date fixed therefor, the adjustment previously made in the Series A Conversion Price or Series B Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Series A or Series B Conversion Prices shall be adjusted pursuant to this subparagraph 3(d)(iii) as of the time of actual payment of such dividend or distribution.

                  (iv) Adjustment of Series A or Series B Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall issue or be deemed to issue Additional Shares of Common Stock (excluding Additional Shares of Common Stock deemed to be issued pursuant to Section 3(d)(iii)(2), which event is dealt with in Section 3(d)(vi)) without consideration or for a consideration per share less than the Series A Conversion Price or the Series B Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Series A Conversion Price or Series B Conversion Price shall be reduced, concurrently with such issue or sale in order to increase the number of shares of Common Stock into which the Series A Preferred Stock or the Series B Preferred Stock, as the case may be, is convertible, to a price (calculated to the nearest cent) equal to the lowest consideration per share for which such Additional Shares of Common Stock are issued, provided that the Series A Conversion Price or Series B Conversion Price shall not be so reduced to an amount less than $.01.

                  (v) Determination of Consideration. For purposes of this
Section 3(d), the consideration received (or deemed to be received) by the Corporation for the issue or sale of any Additional Shares of Common Stock (or any Additional Shares of Common Stock deemed to be issued pursuant to Section 3(d)(iii)(1)) shall be computed as follows:

                  (1) Cash and Property: The consideration per share received by the Corporation for the issue or sale of Additional Shares of Common Stock shall:

                           (A) insofar as it consists of cash,  be
computed at the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                           (B) insofar as it  consists of property  other
than cash, be computed at the fair value thereof at the time of such issue or sale, as determined in good faith by the Board of Directors; and

                           (C) in the event Additional Shares of Common Stock
are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the portion of such consideration so received, computed as provided in clauses (A) and (B) above, allocable to such Additional Shares of Common Stock as determined in good faith by the Board of Directors.

                  (2) Options and Convertible Securities. The consideration per share deemed to be received by the Corporation for Additional Shares of Common Stock deemed to have been issued


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pursuant to Section 3(d)(iii)(1), relating to Options and Convertible
Securities, shall be determined by dividing

                           (x)      the total amount,  if any,  actually
received by the Corporation as consideration for the issue, sale, grant or assumption of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating to such Options or Convertible Securities without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                           (y)      the  maximum  number  of  Additional Shares
of Common Stock (as set forth in the instruments relating to such Options or Convertible Securities, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                  (vi) Adjustment for Stock Dividends, Distributions, Subdivisions, Combinations or Consolidation of Common Stock.

                           (1)      Stock  Dividends,  Distributions  and
Subdivisions. In the event the Corporation shall issue Additional Shares of Common Stock pursuant to Section 3(d)(iii)(2), relating to stock dividends, distributions and subdivisions, the Series A Conversion Price or Series B Conversion Price in effect immediately prior to such stock dividend, distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, distribution or subdivision, be proportionately decreased.

                           (2)      Combinations or  Consolidation  of Common
Stock. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Series A Conversion Price or Series B Conversion Price in effect immediately prior to such combinations or consolidation shall, concurrently with the effectiveness of such combinations or consolidation, be proportionately increased.

                  (vii) Adjustments for Consolidation, Merger, Sale of Assets, Reorganization, Etc. In the event the Corporation, after the Original Issue date, (1) shall consolidate with or merge into any other corporation or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (2) shall permit any other corporation or entity to consolidate with or merge into the Corporation and the Corporation shall be the continuing or surviving corporation but, in connection with such consolidation or merger, the Common Stock shall be changed into or exchanged for stock or other securities of any other person or cash or any property, or (3) shall transfer all or substantially all of its properties or assets to any other corporation or entity, or (4) shall effect a capital reorganization or reclassification of the Common Stock (other than a capital reorganization or reclassification resulting in the issue of Additional Shares of Common Stock for which adjustment in the Series A Conversion Price or Series B Conversion Price is provided in Section 3(d)(iv)), then, and in each such event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Section 3(d)(vii), the holder of a share of Series A Preferred Stock or Series B Preferred Stock, upon the conversion thereof at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, shall be entitled to receive, in lieu of the Common Stock issuable upon such conversion prior to such consummation, the stock and other securities, cash and property to which such holder would have been entitled upon such consummation if such holder had converted such shares of Series A Preferred Stock or Series B Preferred Stock immediately prior thereto, subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the


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adjustments provided for in this Section 3. Notwithstanding anything contained herein to the contrary, the Corporation will not effect any of the transactions described in clauses (1) through (4) above unless, prior to the consummation thereof, each corporation (other than the Corporation) which may be required to deliver any stock, securities, cash or property upon the conversion of a share of Series A Preferred Stock or Series B Preferred Stock shall assume, by written instrument delivered to each holder of a share of Series A Preferred Stock or Series B Preferred Stock, the obligation to deliver to such holder such shares of stock, securities, cash or property as such holder may be entitled to receive upon such conversion, and such corporation shall have furnished to each holder of a share of Series A Preferred Stock or Series B Preferred Stock an opinion of counsel for such corporation, which counsel shall be reasonably satisfactory to such holder, stating that the holder of such share of Series A Preferred Stock or Series B Preferred Stock shall thereafter be entitled to receive, upon the conversion of such share, the stock, securities, cash or property which such corporation may be required to deliver pursuant to the terms hereof.

         (e) No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this
Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock and the Series B Preferred Stock against impairment. Without limiting the generality of the foregoing, the Corporation (i) will not permit the par value of any shares of stock at the time receivable upon the conversion of a share of Series A Preferred Stock or Series B Preferred Stock to exceed the Conversion Price applicable to such share of Series A Preferred Stock or Series B Preferred Stock then in effect, (ii) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid nonassessable shares of stock on the conversion of such Series A Preferred Stock or Series B Preferred Stock, and (iii) will not take any action which results in any adjustment of the Series A Conversion Price or the Series B Conversion Price if the total number of shares of Common Stock issuable after the action upon the conversion of all of such Series A Preferred Stock or Series B Preferred Stock will exceed the total number of shares of Common Stock then authorized by the Corporation's Certificate of Incorporation and available for the purpose of issue upon such conversion.

         (f) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Series A Conversion Price or the Series B Conversion Price pursuant to this Section 3, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Preferred Stock or Series B Preferred Stock, as the case may be, a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the consideration received or to be received by the Corporation for any Additional Shares of Common Stock issued or sold or deemed to have been issued, (ii) the number of shares of Common Stock outstanding or deemed to be outstanding, and (iii) the Series A Conversion Price or Series B Conversion Price in effect immediately prior to such issue or sale and as adjusted and readjusted on account thereof. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock or Series B Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) the applicable Series A Conversion Price or Series B Conversion Price at the time in effect, and showing how it was calculated, and (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of Series A Preferred Stock or Series B Preferred Stock.

         (g) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to


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receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series A Preferred Stock or Series B Preferred Stock at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

         (h) Common Stock Reserved. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of the Series A Preferred Stock or Series B Preferred Stock.

         Section 4. Redemption. On September 1, 2001, the Corporation shall redeem for cash out of any funds legally available therefor one-third of the Series A Preferred Stock or Series B Preferred Stock held by each holder of Series A Preferred Stock or Series B Preferred Stock on that date. On September 1, 2002, the Corporation shall redeem for cash out of any funds legally available therefor one-third of the Series A Preferred Stock or Series B Preferred Stock held by each holder of Series A Preferred Stock or Series B Preferred Stock on that date. On September 1, 2003, the Corporation shall redeem for cash out of any funds legally available therefor the remainder of the Series A Preferred Stock or Series B Preferred Stock held by each holder of Series A Preferred Stock or Series B Preferred Stock. Redemptions pursuant to this
Section 4 shall be made for a price of $2.50 per share of Series A Preferred Stock and $3.056 per share of Series B Preferred Stock (in each case as appropriately adjusted for any stock dividend, stock split, recapitalization or consolidation) plus, in each case, an amount equal to the amount of all unpaid dividends payable in accordance with Section 6 hereof on each share of Series A Preferred Stock or Series B Preferred Stock to be redeemed. The Corporation need not establish any sinking fund for the redemption of Series A Preferred Stock or Series B Preferred Stock.

         The Corporation shall give written notice at least forty-five (45) days prior to the redemption dates as provided above, and any rescheduled redemption dates as provided below, of its intention to redeem Series A Preferred Stock or Series B Preferred Stock as provided herein, to each holder thereof, such notice to be addressed to each holder at the address as it appears on the stock transfer books of the Corporation and to specify the date of redemption and the number of shares to be redeemed. On or after the date of redemption unless postponed or waived as provided below, each holder of Series A Preferred Stock or Series B Preferred Stock shall surrender a certificate or certificates representing the number of shares of Series A Preferred Stock or Series B Preferred Stock to be redeemed as stated in the notice provided by the Corporation. If less than all the shares represented by such certificates are to be redeemed, the Corporation shall forthwith issue a new certificate, of like tenor, for the unredeemed shares.

         For the purpose of determining whether funds are legally available for redemption of Series A Preferred Stock or Series B Preferred Stock as provided herein, the Corporation shall value its assets at the highest amount permissible under applicable law. If on any redemption date funds of the Corporation legally available therefor shall be insufficient to redeem all the Series A Preferred Stock or Series B Preferred Stock required to be redeemed as provided herein, funds to the extent legally available shall be used for such purpose and the Corporation shall effect such redemption pro rata according to the redemption prices of the Series A Preferred Stock or Series B Preferred Stock. The redemption requirements provided hereby shall be continuous, so that if on any redemption date such requirements shall not be fully discharged, without further action by any holder of Series A Preferred Stock or Series B Preferred Stock funds legally available shall be applied therefor until such requirements re fully discharged.

         Section 5. Voting Rights. The holders of Series A Preferred Stock and Series B Preferred Stock shall be entitled, on all matters submitted for a vote of the holders of Common Stock, whether pursuant to law or otherwise, to one vote for each whole share of Common Stock into which each share of such Series A Preferred Stock or Series B Preferred Stock held could be converted as of the date of such vote, and on all such matters shall vote together as one class with the holders of Common Stock and the holders of all other shares of stock entitled to vote with the holders of Common Stock on such matters. In addition, the holders of such Series A Preferred Stock or Series B Preferred Stock shall have the voting powers provided for by law and the holders of such Series A Preferred Stock or Series B Preferred Stock shall have the further voting powers provided for in Part B(V), Section 5 of this Article Fourth.

         Section 6. Dividends. Dividends shall be paid on the Series A Preferred Stock or Series B Preferred Stock as, when and if declared by the Board of Directors.

         Section 7. Residual Rights. All rights accruing to the outstanding shares of the Corporation not expressly provided to the contrary herein shall be vested in the Common Stock.

                  II.      SERIES C CONVERTIBLE PREFERRED STOCK

         Section 1. Designation. The Series C Preferred Stock shall consist of 1,222,222 shares.

         Section 2. Liquidation Rights. See Part B(V), Section 2 of this Article Fourth for the liquidation rights of the Series C Preferred Stock.

         Section 3. Conversion. The Series C Preferred Stock shall be convertible as follows:

         (a) Right to Convert. Each share of Series C Preferred Stock shall be convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for the Series C Preferred Stock, into the number of fully paid and nonassessable shares of Common Stock determined (i) in the case of Series A Preferred Stock, by dividing $2.50 by the Series A Conversion Price, in effect at the time conversion, (ii) in the case of the Series B Preferred Stock, by dividing $3.056 by the Series B Conversion Price, in effect at the time of conversion, and (iii) in the case of the Series C Preferred Stock, by dividing $4.50 by the Series C Conversion Price, in effect at the time of conversion. The Series A Conversion Price shall initially be $2.50, the Series B Conversion Price shall initially be $3.056, and the Series C Conversion Price shall initially be $4.50, and in each case shall be adjusted and readjusted from time to time as provided in this Section 3.

         (b) Automatic Conversion. Each share of Series C Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Series C Conversion Price upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation to the public. Each person who holds of record such Series C Preferred Stock immediately prior to such automatic conversion shall be entitled to all dividends which have been declared but unpaid prior to the time of the automatic conversion. Such dividends shall be paid to all such holders within thirty (30) days of the automatic conversion.

         (c) Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of the Series C Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Series C Conversion Price. Before any holder of the Series C Preferred Stock shall be entitled to convert the same into Common Stock (or, in the case of automatic conversion of the Series C Preferred

Stock pursuant to Section 3(b) hereof, before any holder of such Series C Preferred Stock so converted shall be entitled to receive a certificate or certificates evidencing the Common Stock issuable upon such conversion), he shall surrender to the Corporation at the office of the Corporation or of any transfer agent for the shares of Series C Preferred Stock, the certificate or certificates representing such Series C Preferred Stock, accompanied by written notice to the Corporation that he elects to convert all or a specified number of such shares (or, in the case of such automatic conversion, he is surrendering the same) and stating therein his name or the name or names of his nominees in which he wishes the certificate or certificates for Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of such Series C Preferred Stock, or to his nominee or nominees, a certificate or certificates representing the number of shares of Common Stock to which he shall be entitled as aforesaid, together with cash in lieu of any fraction of a share and, if less than the full number of such Series C Preferred Stock evidenced by such surrendered certificates or certificates are being converted, a new certificate or certificates, of like tenor, for the number of such Series C Preferred Stock evidenced by such surrendered certificate less the number of such shares being converted. Any conversion made at the election of a holder of Series C Preferred Stock shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of such Series C Preferred Stock to be converted, and the person or persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock on such date. If the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act of 1933, as amended, the conversion may, at the option of any holder tendering Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock shall not be deemed to have converted such Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock until immediately prior to the closing of such sale of securities.

         (d)      Adjustments to Conversion Price for Diluting Issues:

                  (i)      Special Definitions.  For purposes of this Section 3
(d), the following definitions shall apply:

                           (1)      "Options"  shall mean  rights,  options or
warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities.

                           (2)      "Original  Issue  Date"  shall  mean the
date on which a share of Series A Preferred Stock was first issued.

                           (3)      "Convertible Securities" shall mean any
evidences of indebtedness, shares (other than shares of Common Stock) or other securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

                           (4)      "Additional  Shares of Common Stock" shall
mean all shares of Common Stock issued (or, pursuant to Section 3(d)(iii), deemed to be issued) by the Corporation after the Original Issue Date, other than Common Stock issued or issuable:

                           (A)      upon conversion of Preferred; or

                           (B)      up to 668,812 shares of Common Stock issued
to officers or employees of, or consultants to, the Corporation pursuant to a stock purchase or option plan or other employee stock incentive program.

                  (ii) No Adjustment of Conversion Price. No adjustment in the number of shares of Common Stock into which the Preferred is convertible shall be made, by adjustment in the Conversion Price applicable to such Preferred, in respect of the issuance of Additional Shares of Common Stock or otherwise, unless the consideration per share (determined pursuant to Section 3(d)(v) hereof) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the Conversion Price applicable to such Preferred in effect on the date of, and immediately prior to, the issue of such Additional Shares of Common Stock.

                  (iii) Issue of Securities Deemed Issue of Additional Shares of Common Stock.

                           (1)      Options and  Convertible  Securities.  In
the event the Corporation at any time or from time to time after the Original Issue Date shall issue, sell, grant or assume any Options or Convertible Securities or shall fix a record date for the determination of holders or any class of securities entitled to receive any such Options or Convertible Securities, then, and in each such case, the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued for purposes of adjusting the applicable Conversion Price unless the consideration per share (determined pursuant to Section 3(d)(v) hereof) of such Additional Shares of Common Stock would be less than the Conversion Price applicable to such Preferred to be converted under this section in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                           (A)      no further  adjustment in the  applicable
Conversion Prices shall be made upon the subsequent issue of Convertible Securities of shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                           (B)      if such Options or Convertible  Securities
by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the applicable Conversion Prices computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it effects such Options or the rights of conversion or exchange under such Convertible Securities which are outstanding at such time;

                           (C)      upon the  expiration  of any such  Option
or any rights of conversion or exchange under such Convertible Securities which shall not have been fully exercised, the applicable Conversion Prices computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                                    (I)     in the case of such  Convertible
Securities or Options for shares of Common Stock, the only Additional Shares of Common Stock issued or sold were the shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received for such Additional Shares of Common Stock was, in the case of Options, the consideration actually received by the Corporation for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or, in the case of Convertible Securities, the consideration actually received by the Corporation for the issue, sale or assumption of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange, and

                                    (II)    in the case of Options for
Convertible Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise thereof were issued at the time of issue, sale, grant or assumption of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation (determined pursuant to Section 3(d)(v)) upon the issue or sale of the Convertible Securities with respect to which such Options were actually exercised;

                           (D)      no  readjustment  pursuant  to clause (B)
or (C) above shall have the effect of increasing the applicable Conversion Prices to an amount which exceeds the lower of (i) the applicable Conversion Prices on the original adjustment date or (ii) the applicable Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

                           (E)      in the case of any Options  which  expire
by their terms not more than 30 days after the date of issue, sale, grant or assumption thereof, no adjustment of the applicable Conversion Prices shall be made until the expiration or exercise of such Options, whereupon such adjustment shall be made in the same manner provided in clause (C) above; and

                           (F) if any such record date shall have been
fixed and such Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the applicable Conversion Prices which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the applicable Conversion Prices shall be adjusted pursuant to this subparagraph 3(d)(iii) as of the actual date of their issuance.

                  (2) Stock Dividends, Stock Distributions and Subdivision. In the event the Corporation at any time or from time to time after the Original Issue Date shall declare or pay any dividend or make any other distribution on the Common Stock payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock, into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock), then and in each such event, Additional Shares of Common Stock shall be deemed to have been issued;

                           (A)      in the case of any such  dividend or
distribution, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution, or

                           (B)      in the case of any such  subdivision,  at
the close of business on the date immediately prior to the date upon which such corporate action becomes effective.

         If such record date shall have been fixed and such dividend or distribution shall not have been paid on the date fixed therefor, the adjustment previously made in the applicable Conversion Prices which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the applicable Conversion Prices shall be adjusted pursuant to this subparagraph 3(d)(iii) as of the time of actual payment of such dividend or distribution.

                  (iv) Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall issue or be deemed to issue Additional Shares of Common Stock (excluding Additional Shares of Common Stock deemed to be issued pursuant to Section 3(d)(iii)(2), which event is dealt with in Section 3(d)(vi)) without consideration or for a consideration per share less than the Series A Conversion Price or Series B Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Series A or Series B Conversion Price shall be reduced, concurrently with such issue or sale in order to increase the number of shares of Common Stock into which the Series A Preferred Stock or the Series B Preferred Stock, as the case may be, is convertible, to a price (calculated to the nearest cent) equal to the lowest consideration per share for which such Additional Shares of Common Stock are issued, provided that the applicable Conversion Price shall not be so reduced to an amount less than $.01.

                  (v) Determination of Consideration. For purposes of this
Section 3(d), the consideration received (or deemed to be received) by the Corporation for the issue or sale of any Additional Shares of Common Stock (or any Additional Shares of Common Stock deemed to be issued pursuant to Section 3(d)(iii)(1)) shall be computed as follows:

                  (1) Cash and Property: The consideration per share received by the Corporation for the issue or sale of Additional Shares of Common Stock shall:

                           (A)      insofar as it consists of cash,  be
computed at the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                           (B)      insofar as it  consists of property  other
than cash, be computed at the fair value thereof at the time of such issue or sale, as determined in good faith by the Board of Directors; and

                           (C)      in the event  Additional  Shares of  Common
Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the portion of such consideration so received, computed as provided in clauses (A) and (B) above, allocable to such Additional Shares of Common Stock as determined in good faith by the Board of Directors;

                  (2) Options and Convertible Securities. The consideration per share deemed to be received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 3(d)(iii)(1), relating to Options and Convertible Securities, shall be determined by dividing

                           (x)      the total amount,  if any,  actually
received by the Corporation as consideration for the issue, sale, grant or assumption of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating to such Options or Convertible Securities without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                           (y)      the  maximum  number  of  Additional Shares
of Common Stock (as set forth in the instruments relating to such Options or Convertible Securities, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

         (vi) Adjustment for Stock Dividends, Distributions, Subdivisions, Combinations or Consolidation of Common Stock.

                   (1) Stock Dividends, Distributions and Subdivisions. In the event the Corporation shall issue Additional Shares of Common Stock pursuant to Section 3(d)(iii)(2), relating to stock dividends, distributions or subdivisions, the applicable Conversion Price in effect immediately prior to such stock dividend, distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, distribution or subdivision, be proportionately decreased.

                   (2) Combination or Consolidation of Common Stock. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the applicable Conversion Prices in effect immediately prior to such combinations or consolidation shall, concurrently with the effectiveness of such combinations or consolidation, be proportionately increased.

         (vi) Adjustments for Consolidation, Merger, Sale of Assets, Reorganization, Etc. In the event the Corporation, after the Original Issue date, (1) shall consolidate with or merge into any other corporation or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (2) shall permit any other corporation or entity to consolidate with or merge into the Corporation and the Corporation shall be the continuing or surviving corporation but, in connection with such consolidation or merger, the Common Stock shall be changed into or exchanged for stock or other securities of any other person or cash or any property, or (3) shall transfer all or substantially all of its properties or assets to any other corporation or entity, or (4) shall effect a capital reorganization or reclassification of the Common Stock (other than a capital reorganization or reclassification resulting in the issue of Additional Shares of Common Stock for which adjustment in the applicable Conversion Price is provided in
                  Section 3(d)(iv)), then, and in each such event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Section 3(d)(vii), the holder of a share of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, upon the conversion thereof at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, shall be entitled to receive, in lieu of the Common Stock issuable upon such conversion prior to such consummation, the stock and other securities, cash and property to which such holder would have been entitled upon such consummation if such holder had converted such shares of such preferred stock immediately prior thereto, subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for in this Section 3. Notwithstanding anything contained herein to the contrary, the Corporation will not effect any of the transactions described in clauses (1) through (4) above unless, prior to the consummation thereof, each corporation (other than the Corporation) which may be required to deliver any stock, securities, cash or property upon the conversion of a share of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock shall assume, by written instrument delivered to each holder of a share of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, the obligation to deliver to such holder such shares of stock, securities, cash or property as such holder may be entitled to receive upon such conversion, and such corporation shall have furnished to each holder of a share of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock an opinion of counsel for such corporation, which counsel shall be reasonably satisfactory to such holder, stating that the holder of such share of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock shall thereafter be entitled to receive, upon the conversion of such share, the stock, securities, cash or property which such corporation may be required to deliver pursuant to the terms hereof.

         (e) No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock against impairment. Without limiting the generality of the foregoing, the Corporation (i) will not permit the par value of any shares of stock at the time receivable upon the conversion of a share of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock to exceed the Conversion Price applicable to such share of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock then in effect, (ii) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid nonassessable shares of stock on the conversion of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, and (iii) will not take any action which results in any adjustment of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock if the total number of shares of Common Stock issuable after the action upon the conversion of all of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock will exceed the total number of shares of Common Stock then authorized by the Corporation's Certificate of Incorporation and available for the purpose of issue upon such conversion.

         (f) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock pursuant to this Section 3, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, as the case may be, a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the consideration received or to be received by the Corporation for any Additional Shares of Common Stock issued or sold or deemed to have been issued, (ii) the number of shares of Common Stock outstanding or deemed to be outstanding, and (iii) the applicable Conversion Prices in effect immediately prior to such issue or sale and as adjusted and readjusted on account thereof. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) the applicable Conversion price at the time in effect, and showing how it was calculated, and (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock.

         (g) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

         (h) Common Stock Reserved. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock.

         Section 4.  [INTENTIONALLY OMITTED]

         Section 5. Voting Rights. Except as required by Delaware law, holders of the Series C Preferred Stock will not be entitled to vote upon any matters brought before the shareholders of the Company, including the election of directors.

         Section 6. Dividends. Dividends shall be paid on the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock as, when and if declared by the Board of Directors.

         Section 7. Residual Rights. All rights accruing to the outstanding shares of the Corporation not expressly provided to the contrary herein shall be vested in the Common Stock.

                  III.     SERIES D CONVERTIBLE PREFERRED STOCK

         Section 1. Designation and Amount. The Series D Preferred Stock shall consist of 4,221,846 shares.

         Section 2. Liquidation Rights. See Part B(V), Section 2 of this Article Fourth for the liquidation rights of the Series D Preferred Stock.

         Section 3. Conversion. The Series D Preferred Stock shall be convertible as follows:

         (a) Right to Convert. Each share of Series D Preferred Stock shall be convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for the Series D Preferred Stock, into the number of fully paid and nonassessable shares of Common Stock determined by dividing $3.056 by the Series D Conversion Price in effect at the time of conversion (the "Series D Conversion Price ") which shall initially be $3.056. The Series D Conversion Price may be adjusted and readjusted from time to time as provided in this Section 3.

         (b) Automatic Conversion. Each share of Series D Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Series D Conversion Price upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation to the public at an offering price per share of $9.00 or more and resulting in net proceeds to the Corporation of not less than Twenty Million and No/100 Dollars ($20,000,000) (in the event of which offering, the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series D Preferred Stock shall not be deemed to have converted such Series D Preferred Stock until immediately prior to the closing of such offering). Each person who holds of record Series D Preferred

Stock immediately prior to such automatic conversion shall be entitled to all dividends which have been declared but unpaid prior to the time of the automatic conversion. Such dividends shall be paid to all such holders within thirty (30) days of the automatic conversion.

         (c) Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of the Series D Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Series D Conversion Price . Before any holder of the Series D Preferred Stock shall be entitled to convert the same into Common Stock (or, in the case of automatic conversion of the Series D Preferred Stock pursuant to
Section 3(b) hereof, before any holder of such Series D Preferred Stock so converted shall be entitled to receive a certificate or certificates evidencing the Common Stock issuable upon such conversion), he shall surrender to the Corporation at the office of the Corporation or of any transfer agent for the shares of Series D Preferred Stock, the certificate or certificates representing such Series D Preferred Stock, accompanied by written notice to the Corporation that he elects to convert all or a specified number of such shares (or, in the case of such automatic conversion, he is surrendering the same) and stating therein his name or the name or names of his nominees in which he wishes the certificate or certificates for Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series D Preferred Stock, or to his nominee or nominees, a certificate or certificates representing the number of shares of Common Stock to which he shall be entitled as aforesaid, together with cash in lieu of any fraction of a share and, if less than the full number of Series D Preferred Stock evidenced by such surrendered certificates or certificates are being converted, a new certificate or certificates, of like tenor, for the number of Series D Preferred Stock evidenced by such surrendered certificate less the number of such shares being converted. Any conversion made at the election of a holder of Series D Preferred Stock shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series D Preferred Stock to be converted, and the person or persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock on such date.

         (d)      Adjustments to Series D Conversion Price for Diluting Issues:

                  (i) Special Definitions. For purposes of this Section 3(d), the following definitions shall apply:

                           (1) "Options" shall mean rights, options or warrants
to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities.

                           (2) "Original Issue Date" shall mean the date on
which a share of Series D Preferred Stock was first issued.

                           (3)      "Convertible Securities" shall mean any
evidences of indebtedness, shares (other than shares of Common Stock) or other securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

                           (4)      "Additional  Shares of Common Stock" shall
mean all shares of Common Stock issued (or, pursuant to Section 3(d)(iii) hereof, deemed to be issued) by the Corporation after the Original Issue Date, other than Common Stock issued or issuable:

                           (A)      upon conversion of any series of Preferred
Stock; or

                           (B)      up to 830,000 shares of Common Stock issued
to officers or employees of, or consultants to, the Corporation pursuant to a stock purchase or option plan or other employee stock incentive program; or

                           (C)      up to 1,865,000 shares issued upon the
exercise of the existing warrants granted by the Company prior to June 30, 1999.

                  (ii) No Adjustment of Conversion Price. No adjustment in the number of shares of Common Stock into which the Series D Preferred Stock is convertible shall be made, by adjustment in the Conversion Price applicable to such Series D Preferred Stock, in respect of the issuance of Additional Shares of Common Stock or otherwise, unless the consideration per share (determined pursuant to Section 3(d)(v) hereof) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the Conversion Price applicable to such Series D Preferred Stock in effect on the date of, and immediately prior to, the issue of such Additional Shares of Common Stock.

                  (iii) Issue of Securities Deemed Issue of Additional Shares of Common Stock.

                           (1)      Options and  Convertible  Securities.  In
the event the Corporation at any time or from time to time after the Original Issue Date shall issue, sell, grant or assume any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then, and in each such case, the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued for purposes of adjusting the Series D Conversion Price unless the consideration per share (determined pursuant to Section 3(d)(v) hereof) of such Additional Shares of Common Stock would be less than the Conversion Price applicable to such Series D Preferred Stock in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                           (A)      no further  adjustment in the Series D
Conversion Price shall be made upon the subsequent issue of Convertible Securities of shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                           (B)      if such Options or Convertible  Securities
by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Series D Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities which are outstanding at such time;

                           (C)      upon the  expiration  of any such  Options
or any rights of conversion or exchange under such Convertible Securities which shall not have been fully exercised, the Series D Conversion Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                                    (I)     in the case of such  Convertible
Securities or Options for shares of Common Stock, the only Additional Shares of Common Stock issued or sold were the shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received for such Additional Shares of Common Stock was, in the case of Options, the consideration actually received by the Corporation for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or, in the case of Convertible Securities, the consideration actually received by the Corporation for the issue, sale or assumption of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange, and

                                    (II)    in the case of Options for
Convertible Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise thereof were issued at the time of issue, sale, grant or assumption of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation (determined pursuant to Section 3(d)(v) hereof) upon the issue or sale of the Convertible Securities with respect to which such Options were actually exercised;

                           (D)      no  readjustment  pursuant  to clause (B)
or (C) above shall have the effect of increasing the Series D Conversion Price to an amount which exceeds the lower of (i) the Series D Conversion Price on the original adjustment date, or (ii) the Series D Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

                           (E)      in the case of any Options  which  expire
by their terms not more than 30 days after the date of issue, sale, grant or assumption thereof, no adjustment of the Series D Conversion Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (C) above; and

                           (F) if any such record date shall have been
fixed and such Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Series D Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Series D Conversion Price shall be adjusted pursuant to this subparagraph 3(d)(iii) as of the actual date of their issuance.

                           (2)      Stock Dividends,  Stock Distributions and
Subdivision. In the event the Corporation at any time or from time to time after the Original Issue Date shall declare or pay any dividend or make any other distribution on the Common Stock payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock, into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock), then and in each such event, Additional Shares of Common Stock shall be deemed to have been issued:

                           (A)      in the case of any such  dividend or
distribution, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution, or

                           (B)      in the case of any such  subdivision,  at
the close of business on the date immediately prior to the date upon which such corporate action becomes effective.

         If such record date shall have been fixed and such dividend or distribution shall not have been paid on the date fixed therefor, the adjustment previously made in the Series D Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Series D Conversion Price shall be adjusted pursuant to this subparagraph 3(d)(iii) as of the time of actual payment of such dividend or distribution.

                  (iv) Adjustment of Series D Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall issue or be deemed to issue Additional Shares of Common Stock (excluding Additional Shares of Common Stock deemed to be issued pursuant to Section 3(d)(iii)(2) hereof; which event is dealt with in Section 3(d)(vi) hereof) without consideration or for a consideration per share less than the Series D Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Series D Conversion Price shall be reduced, concurrently with such issue or sale in order to increase the number of shares of Common Stock into which the Series D Preferred Stock is convertible to a price (calculated to the nearest cent) equal to the lowest consideration per share for which such Additional Shares of Common Stock are issued, provided that the Conversion Price shall not be so reduced to an amount less than $.01.

                  (v) Determination of Consideration. For purposes of this
Section 3(d), the consideration received (or deemed to be received) by the Corporation for the issue or sale of any Additional Shares of Common Stock (or any Additional Shares of Common Stock deemed to be issued pursuant to Section 3(d)(iii)(1) hereof) shall be computed as follows:

                           (1)      Cash and Property.  The  consideration per
share received by the Corporation for the issue or sale of Additional Shares of Common Stock shall:

                           (A)      insofar as it consists of cash,  be
computed at the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                           (B)      insofar as it  consists of property  other
than cash, be computed at the fair value thereof at the time of such issue or sale, as determined in good faith by the Board of Directors; and

                           (C) in the event Additional Shares of Common
Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the portion of such consideration so received, computed as provided in clauses (A) and (B) above, allocable to such Additional Shares of Common Stock as determined in good faith by the Board of Directors.

                           (2)      Options and Convertible  Securities.  The
consideration per share deemed to be received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 3(d)(iii)(1) hereof, relating to Options and Convertible Securities, shall be determined by dividing:

                           (A)      the total amount,  if any,  actually
received by the Corporation as consideration for the issue, sale, grant or assumption of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating to such Options or Convertible Securities without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible

Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                           (B)      the  maximum  number  of  Additional Shares
of Common Stock (as set forth in the instruments relating to such Options or Convertible Securities, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                  (vi) Adjustment for Stock Dividends, Distributions, Subdivisions, Combinations or Consolidation of Common Stock.

                           (1)      Stock  Dividends,  Distributions  and
Subdivisions. In the event the Corporation shall issue Additional Shares of Common Stock pursuant to Section 3(d)(iii)(2) hereof, relating to stock dividends, distributions and subdivisions, the Series D Conversion Price in effect immediately prior to such stock dividend, distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, distribution or subdivision, be proportionately decreased.

                           (2)      Combinations or  Consolidation  of Common
Stock. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Series D Conversion Price in effect immediately prior to such combinations or consolidation shall, concurrently with the effectiveness of such combinations or consolidation, be proportionately increased.

                  (vii) Adjustments for Consolidation, Merger, Sale of Assets, Reorganization, Etc. In the event the Corporation, after the Original Issue Date, (1) shall consolidate with or merge into any other corporation or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (2) shall permit any other corporation or entity to consolidate with or merge into the Corporation and the Corporation shall be the continuing or surviving corporation but, in connection with such consolidation or merger, the Common Stock shall be changed into or exchanged for stock or other securities of any other person or cash or any property, or (3) shall transfer all or substantially all of its properties or assets to any other corporation or entity, or (4) shall effect a capital reorganization or reclassification of the Common Stock (other than a capital reorganization or reclassification resulting in the issue of Additional Shares of Common Stock for which adjustment in the Series D Conversion Price is provided in Section 3(d)(iv) hereof), then, and in each such event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Section 3(d)(vii), the holder of a share of Series D Preferred Stock, upon the conversion thereof at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, shall be entitled to receive, in lieu of the Common Stock issuable upon such conversion prior to such consummation, the stock and other securities, cash and property to which such holder would have been entitled upon such consummation if such holder had converted such shares of Series D Preferred Stock immediately prior thereto, subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for in this Section 3. Notwithstanding anything contained herein to the contrary, the Corporation will not effect any of the transactions described in clauses (1) through (4) above unless, prior to the consummation thereof, each corporation (other than the Corporation) which may be required to deliver any stock, securities, cash or property upon the conversion of a share of Series D Preferred Stock shall assume, by written instrument delivered to each holder of a share of Series D Preferred Stock, the obligation to deliver to such holder such shares of stock, securities, cash or property as such holder may be entitled to receive upon such conversion, and such corporation shall have furnished to each holder of a share of Series D Preferred Stock an opinion of counsel for such corporation, which counsel shall be reasonably satisfactory to such holder, stating that the holder of such share of Series D Preferred Stock shall thereafter be entitled to receive, upon the conversion of such share, the stock, securities, cash or property which such corporation may be required to deliver pursuant to the terms hereof.

         (e) No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this
Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series D Preferred Stock against impairment. Without limiting the generality of the foregoing, the Corporation (i) will not permit the par value of any shares of stock at the time receivable upon the conversion of a share of Series D Preferred Stock to exceed $0.01, (ii) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid nonassessable shares of stock on the conversion of the Series D Preferred Stock, and (iii) will not take any action which results in any adjustment of the Series D Preferred Stock if the total number of shares of Common Stock issuable after the action upon the conversion of all of the Series D Preferred Stock will exceed the total number of shares of Common Stock then authorized by the Corporation's Certificate of Incorporation and available for the purpose of issue upon such conversion.

         (f) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Series D Preferred Stock pursuant to this
Section 3, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series D Preferred Stock, a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the consideration received or to be received by the Corporation for any Additional Shares of Common Stock issued or sold or deemed to have been issued, (ii) the number of shares of Common Stock outstanding or deemed to be outstanding, and (iii) the Series D Conversion Price in effect immediately prior to such issue or sale and as adjusted and readjusted on account thereof. The Corporation shall, upon the written request at any time of any holder of Series D Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) the applicable Series D Conversion Price at the time in effect, and showing how it was calculated, and (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of Series D Preferred Stock.

         (g) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series D Preferred Stock, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

         (h) Common Stock Reserved. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of the Series D Preferred Stock.

         Section 4. Redemption. If there is no firm commitment underwritten public offering pursuant to Section 3(b) above, the holders of a majority of Series D Preferred Stock shall have the right to require the Corporation to redeem all shares of the Series D Preferred Stock as follows: On June 18, 2002, the Series D Preferred Stock shall have the right to require the Corporation to redeem for cash out of any funds legally available therefor one-third of Series D Preferred Stock held by each holder of Series D

Preferred Stock on that date. If holders of a majority of the Series D Preferred Stock request redemption on June 18, 2002, then redemption of one-third of the Series D-1 Preferred Stock held by each holder of Series D-1 Preferred Stock also shall be redeemed on June 18, 2002 and written notice of such redemption shall be given by the Corporation to each holder of Series D-1 Preferred Stock at least twenty days prior to such redemption date. On June 18, 2003, the Series D Preferred Stock shall have the right to require the Corporation to redeem for cash out of any funds legally available therefor one-half of remaining Series D Preferred Stock held by each holder of Series D Preferred Stock on that date. On June 18, 2004, the Series D Preferred Stock shall have the right to require the Corporation to redeem for cash out of any funds legally available therefor the remainder of Series D Preferred Stock held by each holder of Series D Preferred Stock on that date. Redemptions pursuant to this Section 4 shall be made for a price of $3.056 per share of Series D Preferred Stock and Series D-1 Preferred Stock (as appropriately adjusted for any stock dividend, stock split, recapitalization or consolidation) plus, in each case, an amount equal to the amount of all unpaid dividends payable in accordance with Section 6 hereof on each share of Series D Preferred Stock and Series D-1 Preferred Stock to be redeemed. The Corporation need not establish any sinking fund for the redemption of Series D Preferred Stock or the Series D-1 Preferred Stock.

         The Series D Preferred Stock shall give written notice to the Corporation at least forty-five (45) days prior to the redemption dates as provided above, and any rescheduled redemption dates as provided below, of its intention to require the Corporation to redeem for cash the Series D Preferred Stock held by each holder of Series D Preferred Stock on that date as provided herein. On or after the date of redemption unless postponed or waived as provided below, each holder of the Series D Preferred Stock and the Series D-1 Preferred Stock shall surrender a certificate or certificates representing the number of shares of the Series D Preferred Stock and the Series D-1 Preferred Stock to be redeemed as stated in the notice provided by the Corporation.

         For the purpose of determining whether funds are legally available for redemption of Series D Preferred Stock and the Series D-1 Preferred Stock as provided herein, the Corporation shall value its assets at the highest amount permissible under applicable law. If, on any redemption date, funds of the Corporation legally available therefor shall be insufficient to redeem all the Series D Preferred Stock and the Series D-1 Preferred Stock required to be redeemed as provided herein, funds to the extent legally available shall be used for such purpose and the Corporation shall effect such redemption pro rata according to the redemption prices of the Series D Preferred Stock and the Series D-1 Preferred Stock. The redemption requirements provided hereby shall be continuous, so that if on any redemption date such requirements shall not be fully discharged, without further action by any holder of Series D Preferred Stock or the Series D-1 Preferred Stock funds legally available shall be applied therefor until such requirements are fully discharged.

         Section 5. Voting Rights. The holders of Series D Preferred Stock and the Series D-1 Preferred Stock shall be entitled, on all matters submitted for a vote of the holders of Common Stock, whether pursuant to law or otherwise, to one vote for each whole share of Common Stock into which each share of Series D Preferred Stock and the Series D-1 Preferred Stock held could be converted as of the date of such vote, and on all such matters shall vote together as one class with the holders of Common Stock and the holders of all other shares of stock entitled to vote with the holders of Common Stock on such matters. In addition, the holders of Series D Preferred Stock and the Series D-1 Preferred Stock shall have the voting powers provided for by law and the holders of Series D Preferred Stock and the Series D-1 Preferred Stock shall have the further voting powers provided for in Part B(V), Section 5 of this Article Fourth.

         Section 6. Dividends. Dividends shall be paid on the Series D Preferred Stock as, when and if declared by the Board of Directors. In addition, when and if the Board of Directors shall declare a dividend payable with respect to the then outstanding shares of Common Stock, the holders of the Series

D Preferred Stock shall be entitled to the amount of dividends per share into which each share of the Series D Preferred Stock could then be converted into.

         Section 7. Residual Rights. All rights accruing to the outstanding shares of the Corporation not expressly provided to the contrary herein shall be vested in the Common Stock.

                  IV.      SERIES D-1 CONVERTIBLE PREFERRED STOCK

         Section 1. Designation and Amount. The Series D-1 Preferred Stock shall consist of 686,553 shares.

         Section 2. Liquidation Rights. See Part B(V), Section 2 of this Article Fourth for the liquidation rights of the Series D-1 Preferred Stock.

         Section 3. Conversion. The Series D-1 Preferred Stock shall be convertible as follows:

         (a) Right to Convert. Each share of Series D-1 Preferred Stock shall be convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for the Series D-1 Preferred Stock, into the number of fully paid and nonassessable shares of Common Stock determined by dividing $3.056 by the Series D-1 Conversion Price in effect at the time of conversion (the "Series D-1 Conversion Price ") which shall initially be $3.056. The Series D-1 Conversion Price may be adjusted and readjusted from time to time as provided in this
Section 3.

         (b) Automatic Conversion. Each share of Series D-1 Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Series D-1 Conversion Price upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation to the public at an offering price per share of $9.00 or more and resulting in net proceeds to the Corporation of not less than Twenty Million and No/100 Dollars ($20,000,000) (in the event of which offering, the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series D-1 Preferred Stock shall not be deemed to have converted such Series D-1 Preferred Stock until immediately prior to the closing of such offering). Each person who holds of record Series D-1 Preferred Stock immediately prior to such automatic conversion shall be entitled to all dividends which have been declared but unpaid prior to the time of the automatic conversion. Such dividends shall be paid to all such holders within thirty (30) days of the automatic conversion.

         (c) Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of the Series D-1 Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Series D Conversion Price . Before any holder of the Series D-1 Preferred Stock shall be entitled to convert the same into Common Stock (or, in the case of automatic conversion of the Series D-1 Preferred Stock pursuant to
Section 3(b) hereof, before any holder of such Series D-1 Preferred Stock so converted shall be entitled to receive a certificate or certificates evidencing the Common Stock issuable upon such conversion), he shall surrender to the Corporation at the office of the Corporation or of any transfer agent for the shares of Series D-1 Preferred Stock, the certificate or certificates representing such Series D-1 Preferred Stock, accompanied by written notice to the Corporation that he elects to convert all or a specified number of such shares (or, in the case of such automatic conversion, he is surrendering the same) and stating therein his name or the name or names of his nominees in which he wishes the certificate or certificates for Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series D-1 Preferred Stock, or to his nominee or nominees, a certificate or certificates representing the number of shares of Common Stock to which he shall be entitled as aforesaid, together with cash in lieu of any fraction of a share and, if less than the full number of Series D-1 Preferred Stock evidenced by such surrendered certificates or certificates are being converted, a new certificate or certificates, of like tenor, for the number of Series D-1 Preferred Stock evidenced by such surrendered certificate less the number of such shares being converted. Any conversion made at the election of a holder of Series D-1 Preferred Stock shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series D-1 Preferred Stock to be converted, and the person or persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock on such date.

         (d)      Adjustments to Series D-1 Conversion Price for Diluting
Issues:

                  (i) Special Definitions. For purposes of this Section 3(d), the following definitions shall apply:

                           (1)      "Options"  shall mean  rights,  options or
warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities.

                           (2)      "Original  Issue  Date" shall mean the date
on which a share of Series D-1 Preferred Stock was first issued.

                           (3)      "Convertible Securities" shall mean any
evidences of indebtedness, shares (other than shares of Common Stock) or other securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

                           (4)      "Additional  Shares of Common Stock" shall
mean all shares of Common Stock issued (or, pursuant to Section 3(d)(iii) hereof, deemed to be issued) by the Corporation after the Original Issue Date, other than Common Stock issued or issuable:

                           (A)      upon conversion of any series of Preferred
Stock; or

                           (B)      up to 830,000 shares of Common Stock issued
to officers or employees of, or consultants to, the Corporation pursuant to a stock purchase or option plan or other employee stock incentive program; or

                           (C)      up to 1,865,000 shares issued upon the
exercise of the existing warrants granted by the Company prior to June 30, 1999.

                  (ii) No Adjustment of Conversion Price. No adjustment in the number of shares of Common Stock into which the Series D-1 Preferred Stock is convertible shall be made, by adjustment in the Conversion Price applicable to such Series D-1 Preferred Stock, in respect of the issuance of Additional Shares of Common Stock or otherwise, unless the consideration per share (determined pursuant to Section 3(d)(v) hereof) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the Conversion Price applicable to such Series D-1 Preferred Stock in effect on the date of, and immediately prior to, the issue of such Additional Shares of Common Stock.

                  (iii) Issue of Securities Deemed Issue of Additional Shares of Common Stock.

                           (1)      Options and  Convertible  Securities.  In
the event the Corporation at any time or from time to time after the Original Issue Date shall issue, sell, grant or assume any Options or

Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then, and in each such case, the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued for purposes of adjusting the Series D-1 Conversion Price unless the consideration per share (determined pursuant to Section 3(d)(v) hereof) of such Additional Shares of Common Stock would be less than the Series D-1 Conversion Price applicable to such Series D-1 Preferred Stock in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                           (A)      no further  adjustment  in the Series D-1
Conversion Price shall be made upon the subsequent issue of Convertible Securities of shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                           (B)      if such Options or Convertible  Securities
by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Series D-1 Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities which are outstanding at such time;

                           (C)      upon the  expiration  of any such  Options
or any rights of conversion or exchange under such Convertible Securities which shall not have been fully exercised, the Series D-1 Conversion Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                                    (I)     in the case of such  Convertible
Securities or Options for shares of Common Stock, the only Additional Shares of Common Stock issued or sold were the shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received for such Additional Shares of Common Stock was, in the case of Options, the consideration actually received by the Corporation for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or, in the case of Convertible Securities, the consideration actually received by the Corporation for the issue, sale or assumption of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange, and

                                    (II)    in the case of Options for
Convertible Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise thereof were issued at the time of issue, sale, grant or assumption of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation (determined pursuant to Section 3(d)(v) hereof) upon the issue or sale of the Convertible Securities with respect to which such Options were actually exercised;

                           (D)      no  readjustment  pursuant  to clause (B)
or (C) above shall have the effect of increasing the Series D-1 Conversion Price to an amount which exceeds the lower of (i) the Series D-1 Conversion Price on the original adjustment date, or (ii) the Series D-1 Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

                           (E)      in the case of any Options  which  expire
by their terms not more than 30 days after the date of issue, sale, grant or assumption thereof, no adjustment of the Series D-1 Conversion Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (C) above; and

                           (F) if any such record date shall have been
fixed and such Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Series D-1 Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Series D-1 Conversion Price shall be adjusted pursuant to this subparagraph 3(d)(iii) as of the actual date of their issuance.

                           (2)      Stock Dividends,  Stock Distributions and
Subdivision. In the event the Corporation at any time or from time to time after the Original Issue Date shall declare or pay any dividend or make any other distribution on the Common Stock payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock, into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock), then and in each such event, Additional Shares of Common Stock shall be deemed to have been issued:

                           (A)      in the case of any such  dividend or
distribution, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution, or

                           (B)      in the case of any such  subdivision,  at
the close of business on the date immediately prior to the date upon which such corporate action becomes effective.

         If such record date shall have been fixed and such dividend or distribution shall not have been paid on the date fixed therefor, the adjustment previously made in the Series D-1 Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Series D-1 Conversion Price shall be adjusted pursuant to this subparagraph 3(d)(iii) as of the time of actual payment of such dividend or distribution.

                  (iv) Adjustment of Series D-1 Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall issue or be deemed to issue Additional Shares of Common Stock (excluding Additional Shares of Common Stock deemed to be issued pursuant to Section 3(d)(iii)(2) hereof, which event is dealt with in Section 3(d)(vi) hereof) without consideration or for a consideration per share less than the Series D Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Series D-1 Conversion Price shall be reduced, concurrently with such issue or sale in order to increase the number of shares of Common Stock into which the Series D-1 Preferred Stock is convertible to a price (calculated to the nearest cent) equal to the lowest consideration per share for which such Additional Shares of Common Stock are issued, provided that the Conversion Price shall not be so reduced to an amount less than $.01.

                  (v) Determination of Consideration. For purposes of this
Section 3(d), the consideration received (or deemed to be received) by the Corporation for the issue or sale of any Additional Shares of Common Stock (or any Additional Shares of Common Stock deemed to be issued pursuant to Section 3(d)(iii)(1)) shall be computed as follows:

                           (1)      Cash and Property.  The  consideration  per
share received by the Corporation for the issue or sale of Additional Shares of Common Stock shall:

                           (A)      insofar as it consists of cash,  be
computed at the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends; (B) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue or sale, as determined in good faith by the Board of Directors; and

                           (C) in the event  Additional  Shares of Common Stock
are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the portion of such consideration so received, computed as provided in clauses (A) and (B) above, allocable to such Additional Shares of Common Stock as determined in good faith by the Board of Directors.

                           (2)      Options and Convertible  Securities.  The
consideration per share deemed to be received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 3(d)(iii)(1), relating to Options and Convertible Securities, shall be determined by dividing:

                           (A)      the total amount,  if any,  actually
received by the Corporation as consideration for the issue, sale, grant or assumption of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating to such Options or Convertible Securities without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                           (B)      the  maximum  number  of  Additional
Shares of Common Stock (as set forth in the instruments relating to such Options or Convertible Securities, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                  (vi) Adjustment for Stock Dividends, Distributions, Subdivisions, Combinations or Consolidation of Common Stock.

                           (1)      Stock  Dividends,  Distributions  and
Subdivisions. In the event the Corporation shall issue Additional Shares of Common Stock pursuant to Section 3(d)(iii)(2) hereof, relating to stock dividends, distributions and subdivisions, the Series D-1 Conversion Price in effect immediately prior to such stock dividend, distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, distribution or subdivision, be proportionately decreased.

                           (2)      Combinations or  Consolidation  of Common
Stock. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Series D-1 Conversion Price in effect immediately prior to such combinations or consolidation shall, concurrently with the effectiveness of such combinations or consolidation, be proportionately increased.

                  (vii) Adjustments for Consolidation, Merger, Sale of Assets, Reorganization, Etc. In the event the Corporation, after the Original Issue Date, (1) shall consolidate with or merge into any other corporation or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (2) shall permit any other corporation or entity to consolidate with or merge into the Corporation and the Corporation shall be the continuing or surviving corporation but, in connection with such consolidation or merger, the Common Stock shall be changed into or exchanged for stock or other securities of any other person or cash or any property, or (3) shall transfer all or substantially all of its properties or assets to any other corporation or entity, or (4) shall effect a capital reorganization or reclassification of the Common Stock (other than a capital reorganization or reclassification resulting in the issue of Additional Shares of Common Stock for which adjustment in the Series D-1 Conversion Price is provided in Section 3(d)(iv) hereof), then, and in each such event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Section 3(d)(vii), the holder of a share of Series D-1 Preferred Stock, upon the conversion thereof at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, shall be entitled to receive, in lieu of the Common Stock issuable upon such conversion prior to such consummation, the stock and other securities, cash and property to which such holder would have been entitled upon such consummation if such holder had converted such shares of Series D-1 Preferred Stock immediately prior thereto, subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for in this Section 3. Notwithstanding anything contained herein to the contrary, the Corporation will not effect any of the transactions described in clauses (1) through (4) above unless, prior to the consummation thereof, each corporation (other than the Corporation) which may be required to deliver any stock, securities, cash or property upon the conversion of a share of Series D-1 Preferred Stock shall assume, by written instrument delivered to each holder of a share of Series D-1 Preferred Stock, the obligation to deliver to such holder such shares of stock, securities, cash or property as such holder may be entitled to receive upon such conversion, and such corporation shall have furnished to each holder of a share of Series D-1 Preferred Stock an opinion of counsel for such corporation, which counsel shall be reasonably satisfactory to such holder, stating that the holder of such share of Series D-1 Preferred Stock shall thereafter be entitled to receive, upon the conversion of such share, the stock, securities, cash or property which such corporation may be required to deliver pursuant to the terms hereof.

         (e) No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this
Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series D-1 Preferred Stock against impairment. Without limiting the generality of the foregoing, the Corporation (i) will not permit the par value of any shares of stock at the time receivable upon the conversion of a share of Series D-1 Preferred Stock to exceed $0.01, (ii) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid nonassessable shares of stock on the conversion of the Series D-1 Preferred Stock, and (iii) will not take any action which results in any adjustment of the Series D-1 Preferred Stock if the total number of shares of Common Stock issuable after the action upon the conversion of all of the Series D-1 Preferred Stock will exceed the total number of shares of Common Stock then authorized by the Corporation's Certificate of Incorporation and available for the purpose of issue upon such conversion.

         (f) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Series D-1 Preferred Stock pursuant to this
Section 3, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series D-1 Preferred Stock, a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the consideration received or to be received by the Corporation for any Additional Shares of Common Stock issued or sold or deemed to have been issued, (ii) the number of shares of Common Stock outstanding or deemed to be outstanding, and (iii) the Series D-1 Conversion Price in effect immediately prior to such issue or sale and as adjusted and readjusted on account thereof. The Corporation shall, upon the written request at any time of any holder of Series D-1 Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) the applicable Series D-1 Conversion Price at the time in effect, and showing how it was calculated, and (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of Series D-1 Preferred Stock.

         (g) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series D-1 Preferred Stock, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

         (h) Common Stock Reserved. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of the Series D-1 Preferred Stock.

         Section 4. Redemption. If there is no firm commitment underwritten public offering pursuant to Section 3(b) above, the holders of a majority of Series D-1 Preferred Stock shall have the right to require the Corporation to redeem all shares of the Series D-1 Preferred Stock as follows: On June 18, 2003, the Series D-1 Preferred Stock shall have the right to require the Corporation to redeem for cash out of any funds legally available therefor two-thirds of the Series D-1 Preferred Stock held by each holder of Series D-1 Preferred Stock on that date, or if one-third of the Series D-1 Preferred Stock was redeemed in connection with the redemption of one-third of the Series D Preferred Stock on June 18, 2002, then one-half of the Series D-1 Preferred Stock held by each holder of Series D-1 Preferred Stock on that date. On June 18, 2004, the Series D-1 Preferred Stock shall have the right to require the Corporation to redeem for cash out of any funds legally available therefor the remainder of Series D-1 Preferred Stock held by each holder of Series D-1 Preferred Stock on that date. Redemptions pursuant to this Section 4 shall be made for a price of $3.056 per share of Series D-1 Preferred Stock (as appropriately adjusted for any stock dividend, stock split, recapitalization or consolidation) plus, in each case, an amount equal to the amount of all unpaid dividends payable in accordance with Section 7 hereof on each share of Series D-1 Preferred Stock to be redeemed. The Corporation need not establish any sinking fund for the redemption of Series D-1 Preferred Stock.

         The Series D-1 Preferred Stock shall give written notice to the Corporation at least forty-five (45) days prior to the redemption dates as provided above, and any rescheduled redemption dates as provided below, of its intention require the Corporation to redeem for cash the Series D-1 Preferred Stock held by each holder of Series D-1 Preferred Stock on that date as provided herein. On or after the date of redemption unless postponed or waived as provided below, each holder of the Series D-1 Preferred Stock shall surrender a certificate or certificates representing the number of shares of the Series D-1 Preferred Stock to be redeemed as stated in the notice provided by the Corporation.

         For the purpose of determining whether funds are legally available for redemption of Series D-1 Preferred Stock as provided herein, the Corporation shall value its assets at the highest amount permissible under applicable law. If on any redemption date funds of the Corporation legally available therefor shall be insufficient to redeem all the Series D-1 Preferred Stock required to be redeemed as provided herein, funds to the extent legally available shall be used for such purpose and the Corporation shall effect such redemption pro rata according to the redemption prices of the Series D-1 Preferred Stock. The redemption requirements provided hereby shall be continuous, so that if on any redemption date such requirements shall not be fully discharged, without further action by any holder of Series D-1 Preferred Stock funds legally available shall be applied therefor until such requirements are fully discharged.

         Section 5. Voting Rights. The holders of Series D-1 Preferred Stock shall be entitled, on all matters submitted for a vote of the holders of Common Stock, whether pursuant to law or otherwise, to one vote for each whole share of Common Stock into which each share of Series D-1 Preferred Stock held could be converted as of the date of such vote, and on all such matters shall vote together as one class with the holders of Common Stock and the holders of all other shares of stock entitled to vote with the holders of Common Stock on such matters. In addition, the holders of Series D-1 Preferred Stock shall have the voting powers provided for by law and the holders of Series D-1 Preferred Stock shall have the further voting powers provided for in Part B(V), Section 5 of this Article Fourth.

         Section 6. Dividends. Dividends shall be paid on the Series D-1 Preferred Stock as, when and if declared by the Board of Directors. In addition, when and if the Board of Directors shall declare a dividend payable with respect to the then outstanding shares of Common Stock, the holders of the Series D-1 Preferred Stock shall be entitled to the amount of dividends per share into which each share of the Series D-1 Preferred Stock could then be converted into.

         Section 7. Residual Rights. All rights accruing to the outstanding shares of the Corporation not expressly provided to the contrary herein shall be vested in the Common Stock.

         V. SERIES E CONVERTIBLE PREFERRED STOCK

         Section 1. Designation and Amount. The Series E Preferred Stock shall consist of 1,496,615 shares.

         Section 2. Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, prior and in preference to any payment or distribution on the Common Stock or any other class or series of stock which ranks, on liquidation with respect to the right to receive payments upon liquidation, junior to the Series E Preferred Stock, (a) the holders of the "Series A Convertible Preferred Stock" (the "Series A Preferred Stock") shall be entitled to receive out of the assets of the Corporation cash in the amount of $2.50 per share, plus a sum equal to all declared but unpaid dividends, if any, on such Series A Preferred Stock; (b) the holders of the "Series B Convertible Preferred Stock" (the "Series B Preferred Stock") shall be entitled to receive out of the assets of the Corporation, prior and in preference to any payment or distribution on the Common Stock, cash in the amount of $3.056 per share, plus a sum equal to all declared but unpaid dividends, if any, on such Series B Preferred Stock; (c) the holders of the "Series C Convertible Preferred Stock" (the "Series C Preferred Stock") shall be entitled to receive out of the assets of the Corporation cash in the amount of $4.50 per share, plus a sum equal to all declared but unpaid dividends, if any, on such Series C Preferred Stock; (d) the holders of the Series D Preferred Stock shall be entitled to receive out of the assets of the

Corporation cash in the amount equivalent to the greater of (i) the amount such holders would be entitled to receive upon such liquidation, dissolution or winding up of the affairs of the Corporation if immediately prior thereto such holders held the number of shares of Common Stock into which such shares of Series D Preferred Stock are then convertible into, or (ii) $3.056 per share, plus a sum equal to all declared but unpaid dividends, if any, on such Series E Preferred Stock; (e) the holders of the Series D-1 Convertible Preferred Stock (the "Series D-1 Preferred Stock") shall be entitled to receive out of the assets of the Corporation cash in the amount of $3.056 per share, plus a sum equal to all declared but unpaid dividends, if any, on such Series D-1 Preferred Stock; and (f) the holders of the Series E Convertible Preferred Stock (the "Series E Preferred Stock") shall be entitled to receive out of the assets of the Corporation cash in the amount of $9.00 per share, plus a sum equal to all declared but unpaid dividends, if any, on such Series E Preferred Stock. If the assets distributable in any such event to the holders of the Series E Preferred Stock are insufficient to permit the payment to such holders of the full preferential amounts to which they may be entitled, such assets shall be distributed ratably among the holders of the Series E Preferred Stock in proportion to the full preferential amount each such holder would otherwise be entitled to receive.

         After the payment or the setting apart for payment to the holders of the Preferred of the preferential amounts so payable to them, the holders of the Common Stock shall be entitled to share in all remaining assets of the Corporation.

         For purposes of this Section 2, the sale of all or substantially all of the Corporation's property and assets or the acquisition of this Corporation by another entity by means of merger or consolidation resulting in the exchange of all of the outstanding shares of this Corporation for securities issued or other consideration paid, by the acquiring corporation or any parent or subsidiary thereof (except for a merger or consolidation after the consummation of which the shareholders of this Corporation own in excess of 51% of the voting securities of the surviving corporation or its parent corporation) shall be deemed a voluntary dissolution, liquidation or winding up of the affairs of the Corporation.

         Section 3. Conversion. The Series E Preferred Stock shall be convertible as follows:

         (a) Right to Convert. Each share of Series E Preferred Stock shall be convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for the Series E Preferred Stock, into the number of fully paid and nonassessable shares of Common Stock determined by dividing $9.00 by the Series E Conversion Price in effect at the time of conversion (the "Series E Conversion Price ") which shall initially be $9.00. The Series E Conversion Price may be adjusted and readjusted from time to time as provided in this Section 3.

         (b) Automatic Conversion. Each share of Series E Preferred Stock shall automatically be converted into shares of Common Stock determined by dividing $9.00 by the then effective Series E Conversion Price upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation to the public at an offering price per share of $9.00 or more and resulting in net proceeds to the Corporation of not less than Twenty Million and No/100 Dollars ($20,000,000) (in the event of which offering, the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series E Preferred Stock shall not be deemed to have converted such Series E Preferred Stock until immediately prior to the closing of such offering). Each person who holds of record Series E Preferred Stock immediately prior to such automatic conversion shall be entitled to all dividends which have been declared but unpaid prior to the time of the automatic conversion. Such dividends shall be paid to all such holders within thirty (30) days of the automatic conversion.

         (c) Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of the Series E Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Series E Conversion Price . Before any holder of the Series E Preferred Stock shall be entitled to convert the same into Common Stock (or, in the case of automatic conversion of the Series E Preferred Stock pursuant to
Section 3(b) hereof, before any holder of such Series E Preferred Stock so converted shall be entitled to receive a certificate or certificates evidencing the Common Stock issuable upon such conversion), he shall surrender to the Corporation at the office of the Corporation or of any transfer agent for the shares of Series E Preferred Stock, the certificate or certificates representing such Series E Preferred Stock, accompanied by written notice to the Corporation that he elects to convert all or a specified number of such shares (or, in the case of such automatic conversion, he is surrendering the same) and stating therein his name or the name or names of his nominees in which he wishes the certificate or certificates for Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series E Preferred Stock, or to his nominee or nominees, a certificate or certificates representing the number of shares of Common Stock to which he shall be entitled as aforesaid, together with cash in lieu of any fraction of a share and, if less than the full number of Series E Preferred Stock evidenced by such surrendered certificates or certificates are being converted, a new certificate or certificates, of like tenor, for the number of Series E Preferred Stock evidenced by such surrendered certificate less the number of such shares being converted. Any conversion made at the election of a holder of Series E Preferred Stock shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series E Preferred Stock to be converted, and the person or persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock on such date.

         (d)      Adjustments to Series E Conversion Price for Diluting Issues:

                  (i) Special Definitions. For purposes of this Section 3(d), the following definitions shall apply:

                           (1) "Options" shall mean rights, options or warrants
to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities.

                           (2)  "Original Issue Date" shall mean the date on
which a share of Series E  Preferred  Stock was first issued.

                           (3) "Convertible Securities" shall mean any evidences
of indebtedness, shares (other than shares of Common Stock) or other securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

                           (4) "Additional Shares of Common Stock" shall mean
all shares of Common Stock issued (or, pursuant to Section 3(d)(iii) hereof, deemed to be issued) by the Corporation after the Original Issue Date, other than Common Stock issued or issuable:

                           (A) upon conversion of any series of Preferred Stock;
or

                           (B) up to 1,000,000  shares of Common Stock issued to
officers or employees of, or consultants to, the Corporation pursuant to a stock purchase or option plan or other employee stock incentive program; or

                           (C) up to 1,865,000 shares issued upon the exercise
of the existing  warrants granted by the Company prior to June 30, 1999.

                  (ii) No Adjustment of Conversion Price. No adjustment in the number of shares of Common Stock into which the Series E Preferred Stock is convertible shall be made, by adjustment in the Conversion Price applicable to such Series E Preferred Stock, in respect of the issuance of Additional Shares of Common Stock or otherwise, unless the consideration per share (determined pursuant to Section 3(d)(v) hereof) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the Conversion Price applicable to such Series E Preferred Stock in effect on the date of, and immediately prior to, the issue of such Additional Shares of Common Stock.

                  (iii) Issue of Securities Deemed Issue of Additional Shares of Common Stock.

                           (1)      Options and  Convertible  Securities.  In
the event the Corporation at any time or from time to time after the Original Issue Date shall issue, sell, grant or assume any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then, and in each such case, the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued for purposes of adjusting the Series E Conversion Price unless the consideration per share (determined pursuant to Section 3(d)(v) hereof) of such Additional Shares of Common Stock would be less than the Conversion Price applicable to such Series E Preferred Stock in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                           (A)      no further adjustment in the Series E
Conversion Price shall be made upon the subsequent issue of Convertible Securities of shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                           (B)      if such Options or Convertible Securities by
their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Series E Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities which are outstanding at such time;

                           (C)      upon the expiration of any such Options or
any rights of conversion or exchange under such Convertible Securities which shall not have been fully exercised, the Series E Conversion Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                                    (I)     in the case of such Convertible
Securities or Options for shares of Common Stock, the only Additional Shares of Common Stock issued or sold were the shares of

Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received for such Additional Shares of Common Stock was, in the case of Options, the consideration actually received by the Corporation for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or, in the case of Convertible Securities, the consideration actually received by the Corporation for the issue, sale or assumption of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange, and

                               (II) in the case of Options for Convertible
Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise thereof were issued at the time of issue, sale, grant or assumption of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation (determined pursuant to Section 3(d)(v) hereof) upon the issue or sale of the Convertible Securities with respect to which such Options were actually exercised;

                           (D) no readjustment pursuant to clause (B) or (C)
above shall have the effect of increasing the Series E Conversion Price to an amount which exceeds the lower of (i) the Series E Conversion Price on the original adjustment date, or (ii) the Series E Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

                           (E) in the case of any Options which expire by their
terms not more than 30 days after the date of issue, sale, grant or assumption thereof, no adjustment of the Series E Conversion Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (C) above; and

                           (F) if any such record date shall have been fixed and
such Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Series E Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Series E Conversion Price shall be adjusted pursuant to this subparagraph 3(d)(iii) as of the actual date of their issuance.

                           (2) Stock Dividends, Stock Distributions and
Subdivision. In the event the Corporation at any time or from time to time after the Original Issue Date shall declare or pay any dividend or make any other distribution on the Common Stock payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock, into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock), then and in each such event, Additional Shares of Common Stock shall be deemed to have been issued:

                           (A) in the case of any such dividend or distribution,
immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution, or

                           (B) in the case of any such subdivision, at the close
of business on the date immediately prior to the date upon which such corporate action becomes effective.

         If such record date shall have been fixed and such dividend or distribution shall not have been paid on the date fixed therefor, the adjustment previously made in the Series E Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Series E Conversion Price shall be adjusted pursuant to this subparagraph 3(d)(iii) as of the time of actual payment of such dividend or distribution.

                  (iv) Adjustment of Series E Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall issue or be deemed to issue Additional Shares of Common Stock (excluding Additional Shares of Common Stock deemed to be issued pursuant to Section 3(d)(iii)(2) hereof; which event is dealt with in Section 3(d)(vi) hereof) without consideration or for a consideration per share less than the Series E Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Series E Conversion Price shall be reduced, concurrently with such issue or sale in order to increase the number of shares of Common Stock into which the Series E Preferred Stock is convertible to a price (calculated to the nearest cent) equal to the lowest consideration per share for which such Additional Shares of Common Stock are issued, provided that the Conversion Price shall not be so reduced to an amount less than $.01.

                  (v) Determination of Consideration. For purposes of this
Section 3(d), the consideration received (or deemed to be received) by the Corporation for the issue or sale of any Additional Shares of Common Stock (or any Additional Shares of Common Stock deemed to be issued pursuant to Section 3(d)(iii)(1) hereof) shall be computed as follows:

                  (1) Cash and Property. The consideration per share received by the Corporation for the issue or sale of Additional Shares of Common Stock shall:

                  (A) insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                  (B) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue or sale, as determined in good faith by the Board of Directors; and

                  (C) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the portion of such consideration so received, computed as provided in clauses (A) and (B) above, allocable to such Additional Shares of Common Stock as determined in good faith by the Board of Directors.

                  (2) Options and Convertible Securities. The consideration per share deemed to be received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 3(d)(iii)(1) hereof, relating to Options and Convertible Securities, shall be determined by dividing:

                  (A) the total amount, if any, actually received by the Corporation as consideration for the issue, sale, grant or assumption of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating to such Options or Convertible Securities without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                  (B) the maximum number of Additional Shares of Common Stock (as set forth in the instruments relating to such Options or Convertible Securities, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

         (vi) Adjustment for Stock Dividends, Distributions, Subdivisions, Combinations or Consolidation of Common Stock.

              (1) Stock Dividends, Distributions and Subdivisions. In the event the Corporation shall issue Additional Shares of Common Stock pursuant to
Section 3(d)(iii)(2) hereof, relating to stock dividends, distributions and subdivisions, the Series E Conversion Price in effect immediately prior to such stock dividend, distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, distribution or subdivision, be proportionately decreased.

              (2) Combinations or Consolidation of Common Stock. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Series E Conversion Price in effect immediately prior to such combinations or consolidation shall, concurrently with the effectiveness of such combinations or consolidation, be proportionately increased.

       (vii) Adjustments for Consolidation, Merger, Sale of Assets, Reorganization, Etc. In the event the Corporation, after the Original Issue Date, (1) shall consolidate with or merge into any other corporation or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (2) shall permit any other corporation or entity to consolidate with or merge into the Corporation and the Corporation shall be the continuing or surviving corporation but, in connection with such consolidation or merger, the Common Stock shall be changed into or exchanged for stock or other securities of any other person or cash or any property, or (3) shall transfer all or substantially all of its properties or assets to any other corporation or entity, or (4) shall effect a capital reorganization or reclassification of the Common Stock (other than a capital reorganization or reclassification resulting in the issue of Additional Shares of Common Stock for which adjustment in the Series E Conversion Price is provided in Section 3(d)(iv) hereof), then, and in each such event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Section 3(d)(vii), the holder of a share of Series E Preferred Stock, upon the conversion thereof at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, shall be entitled to receive, in lieu of the Common Stock issuable upon such conversion prior to such consummation, the stock and other securities, cash and property to which such holder would have been entitled upon such consummation if such holder had converted such shares of Series E Preferred Stock immediately prior thereto, subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for in this Section 3. Notwithstanding anything contained herein to the contrary, the Corporation will not effect any of the transactions described in clauses (1) through (4) above unless, prior to the consummation thereof, each corporation (other than the Corporation) which may be required to deliver any stock, securities, cash or property upon the conversion of a share of Series E Preferred Stock shall assume, by written instrument delivered to each holder of a share of Series E Preferred Stock, the obligation to deliver to such holder such shares of stock, securities, cash or property as such holder may be entitled to receive upon such conversion, and such corporation shall have furnished to each holder of a share of Series E Preferred Stock an opinion of counsel for such corporation, which counsel shall be reasonably satisfactory to such holder, stating that the holder of such share of Series E Preferred Stock shall thereafter be entitled to receive, upon the conversion of such share, the stock, securities, cash or property which such corporation may be required to deliver pursuant to the terms hereof.

         (e) No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series E Preferred Stock against impairment. Without limiting the generality of the foregoing, the Corporation
(i) will not permit the par value of any shares of stock at the time receivable upon the conversion of a share of Series E Preferred Stock to exceed $0.01, (ii) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid nonassessable shares of stock on the conversion of the Series E Preferred Stock, and (iii) will not take any action which results in any adjustment of the Series E Preferred Stock if the total number of shares of Common Stock issuable after the action upon the conversion of all of the Series E Preferred Stock will exceed the total number of shares of Common Stock then authorized by the Corporation's Certificate of Incorporation and available for the purpose of issue upon such conversion.

         (f) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Series E Preferred Stock pursuant to this
Section 3, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series E Preferred Stock, a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the consideration received or to be received by the Corporation for any Additional Shares of Common Stock issued or sold or deemed to have been issued, (ii) the number of shares of Common Stock outstanding or deemed to be outstanding, and (iii) the Series E Conversion Price in effect immediately prior to such issue or sale and as adjusted and readjusted on account thereof. The Corporation shall, upon the written request at any time of any holder of Series E Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) the applicable Series E Conversion Price at the time in effect, and showing how it was calculated, and (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of Series E Preferred Stock.

         (g) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series E Preferred Stock, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

         (h) Common Stock Reserved. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of the Series E Preferred Stock.

         Section 4. Redemption. If there is no firm commitment underwritten public offering pursuant to Section 3(b) above, the holders of a majority of Series E Preferred Stock shall have the right to require the Corporation to redeem all shares of the Series E Preferred Stock as follows: On June 18, 2002, the Series E Preferred Stock shall have the right to require the Corporation to redeem for cash out of any funds legally available therefor one-third of Series E Preferred Stock held by each holder of Series E Preferred Stock on that date. If holders of a majority of the Series E Preferred Stock request redemption on June 18, 2002, then redemption of one-third of the Series E Preferred Stock held by each holder of Series E Preferred Stock also shall be redeemed on June 18, 2002 and written notice of such redemption shall be given by the Corporation to each holder of Series E Preferred Stock at least twenty days prior to such redemption date. On June 18, 2003, the Series E Preferred Stock shall have the right to require the

Corporation to redeem for cash out of any funds legally available therefor one-half of remaining Series E Preferred Stock held by each holder of Series E Preferred Stock on that date. On June 18, 2004, the Series E Preferred Stock shall have the right to require the Corporation to redeem for cash out of any funds legally available therefor the remainder of Series E Preferred Stock held by each holder of Series E Preferred Stock on that date. Redemptions pursuant to this Section 4 shall be made for a price of $9.00 per share of Series E Preferred Stock (as appropriately adjusted for any stock dividend, stock split, recapitalization or consolidation) plus, in each case, an amount equal to the amount of all unpaid dividends payable in accordance with Section 6 hereof on each share of Series E Preferred Stock to be redeemed. The Corporation need not establish any sinking fund for the redemption of Series E Preferred Stock.

         The Series E Preferred Stock shall give written notice to the Corporation at least forty-five (45) days prior to the redemption dates as provided above, and any rescheduled redemption dates as provided below, of its intention to require the Corporation to redeem for cash the Series E Preferred Stock held by each holder of Series E Preferred Stock on that date as provided herein. On or after the date of redemption unless postponed or waived as provided below, each holder of the Series E Preferred Stock shall surrender a certificate or certificates representing the number of shares of the Series E Preferred Stock to be redeemed as stated in the notice provided by the Corporation.

         For the purpose of determining whether funds are legally available for redemption of Series E Preferred Stock as provided herein, the Corporation shall value its assets at the highest amount permissible under applicable law. If, on any redemption date, funds of the Corporation legally available therefor shall be insufficient to redeem all the Series E Preferred Stock required to be redeemed as provided herein, funds to the extent legally available shall be used for such purpose and the Corporation shall effect such redemption pro rata according to the redemption prices of the Series E Preferred Stock. The redemption requirements provided hereby shall be continuous, so that if on any redemption date such requirements shall not be fully discharged, without further action by any holder of Series E Preferred Stock or the Series D-1 Preferred Stock funds legally available shall be applied therefor until such requirements are fully discharged.

         Section 5. Voting Rights. The holders of Series E Preferred Stock shall have the voting powers provided for by law and shall be entitled, on all matters submitted for a vote of the holders of Common Stock, whether pursuant to law or otherwise, to one vote for each whole share of Common Stock into which each share of Series E Preferred Stock held could be converted as of the date of such vote, and on all such matters shall vote together as one class with the holders of Common Stock and the holders of all other shares of stock entitled to vote with the holders of Common Stock on such matters.

         In addition to the foregoing voting rights of the Series E Preferred, except (i) with respect to any director that may be elected or removed by a particular class or series of the Preferred; (ii) with respect to alterations or changes to the rights, preference or privileges of any individual class or series of the Preferred that uniquely affects that particular series or class; or (iii) as provided by law, no individual class or series of the Preferred shall vote as a single voting group. The consent of the holders of not less than sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of the Preferred, other than the Series C Preferred, which has no voting rights, voting together as a single class, in person or by proxy, either in writing without a meeting or, at a special or annual meeting of shareholders called for the purpose, shall be necessary to:

                  (i) amend or repeal any provision of, or add any provision to, the Corporation's Certificate of Incorporation or By-Laws;

                  (ii) alter or change the rights, preference or privileges of the Series E Preferred Stock, provided that any changes made to the Series E Preferred Stock are the same for each class and provided that the Series E Preferred Stock may not be redeemable prior to June 18, 2003, except pursuant to Section 4 hereof;

                  (iii) create or issue any other class or classes of stock or series of preferred stock (or reclassify any shares of Common Stock into shares) having any preference or priority as to dividends or assets superior to or on a parity with any such preference or priority of any of the Preferred;

                  (iv) increase or decrease the authorized number of shares of any series of Preferred;

                  (v) sell, lease, assign or otherwise convey all or substantially all of the Corporation's assets or effect a merger or consolidation with another corporation (other than a wholly-owned subsidiary) or effect any transaction or series of transactions in which more than fifty percent of the voting power of the Corporation is disposed of;

                  (vi) merge into or consolidate with any other corporation, if at least a majority of the voting power of the Corporation, or the surviving corporation as the case may be, would not be owned by persons who held capital stock of the Corporation before the merger or consolidation;

                  (vii) pay any dividend on or the purchase, redemption or other acquisition of any security junior to the Series E Preferred Stock; or

                  (viii) modify the Corporation's Certificate of Incorporation.

         Section 6. Dividends. Dividends shall be paid on the Series E Preferred Stock as, when and if declared by the Board of Directors. In addition, when and if the Board of Directors shall declare a dividend payable with respect to the then outstanding shares of Common Stock, the holders of the Series E Preferred Stock shall be entitled to the amount of dividends per share into which each share of the Series E Preferred Stock could then be converted into.

         Section 7. Residual Rights. All rights accruing to the outstanding shares of the Corporation not expressly provided to the contrary herein shall be vested in the Common Stock.

         VI. NO SUBSEQUENT ISSUANCES OF PREFERRED

         After the closing of a firm commitment underwritten public offering (as such offering is described in Section 3(b), Part B(I), (II), (III), (IV) and
(V), respectively) and the automatic conversion of the respective series of Preferred into Common Stock in accordance with such applicable provisions, the Corporation shall have no further authority to issue any shares of preferred stock comprising the Preferred.

         VII. PREFERRED STOCK WITHOUT DESIGNATIONS AND PREFERENCES

         Shares of preferred stock (other than preferred stock comprising the Preferred, as defined herein) may be issued from time to time in one or more series, without further stockholder approval. The Board of Directors of the Corporation hereby is authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon each series of preferred stock, and the number of shares constituting any such series and the designation thereof, or of any of them. The rights, privileges, preferences and restrictions of any such additional series may be subordinated to, pari passu with (including, without limitation, inclusion in provisions with respect to liquidation and acquisition preferences, redemption and/or approval of matters by vote), or senior to any of those of any present or future class or series of preferred stock or Common Stock. The Board of Directors also is authorized to increase or decrease the number of shares of any series prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

         FIFTH: The name and mailing address of the sole incorporator is as follows:

                  NAME                                        ADDRESS
                  Stephen M. Wagman                  902 Clint Moore Road
                                                     Suite 230
                                                     Boca Raton, Florida 33487

         SIXTH: In furtherance and not in limitation of the powers conferred by statute and subject to Article Seventh hereof, the Board of Directors is expressly authorized to adopt, repeal, rescind, alter or amend in any respect the Bylaws of the Corporation (the "Bylaws").

         SEVENTH: Notwithstanding Article Sixth hereof, the Bylaws may be adopted, rescinded, altered or amended in any respect by the stockholders of the Corporation, but only by the affirmative vote of the holders of not less than a sixty-six and two-thirds percent (66 2/3%) majority of the voting power of all outstanding shares of voting stock of the Corporation entitled to vote at an election of directors.

         EIGHTH: The business and affairs of the Corporation shall be managed by and under the direction of the Board of Directors. The exact number of directors of the Corporation shall be determined from time to time by a Bylaw or amendment thereto provided that the number of directors shall not be reduced to less than five (5), except that there need be only as many directors as there are stockholders in the event that the outstanding shares are held of record by fewer than nine (9) stockholders. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

                  Immediately upon the closing, prior to or on December 31, 1999, of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation to the public (as such offering is described in Section 3(b), Part B(I), (II), (III),
(IV) and (V), respectively), and the automatic conversion of the applicable Preferred into Common Stock in accordance therewith, this Article Eighth shall be deemed to have been amended in its entirety, to read as follows:

                  The business and affairs of the Corporation shall be managed by and under the direction of the Board of Directors. The exact number of directors of the Corporation shall be determined from time to time by a Bylaw or amendment thereto provided that the number of directors shall not be reduced to less than five (5), except that there need be only as many directors as there are stockholders in the event that the outstanding shares are held of record by fewer than five (5) stockholders. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide. The Board of Directors shall be divided into three classes to be known as Class I, Class II and Class III. Except in the case of death, resignation, disqualification or removal, each

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

                  Director shall serve for a term ending on the date of the third annual meeting of shareholder following the annual meeting at which the Director was elected; provided, however, that each initial Director in Class I shall hold office until the 2000 annual meeting of shareholders, each initial Director in Class II shall hold office until the 2001 annual meeting of shareholders, and each initial Director in Class III shall hold office until the 2002 annual meeting of shareholders. In the event of any increase or decrease in the authorized number of Directors, the newly created or eliminated directorships resulting from such an increase or decrease shall be apportioned among the tree classes of Directors; provided, however, that there shall be no classification of additional Directors elected by the Board of Directors until the next meeting of shareholders called for the purposes of electing Directors, at which meeting the terms of all such additional Directors shall expire, and such additional Director positions, if they are to be continued, shall be apportioned amount the classes of Directors, and nominees therefor shall be submitted to the shareholders for their vote.

; provided, however, that should no such firm commitment underwritten public offering close prior to or on December 31, 1999, then the provisions of the Article Eighth related to classification of the Corporation's Board of Directors shall be null and void, and of no further force and effect.

         NINTH: Except as may otherwise be set forth in Article Eighth above, each director shall serve until his successor is elected and qualified or until his death, resignation or removal; no decrease in the authorized number of directors shall shorten the term of any incumbent director; and additional directors shall not be included in any class, but shall serve for such term or terms and pursuant to such other provisions as are specified in the resolution of the Board of Directors establishing such series. Any stockholder proposals and nominations for the election of a director by a stockholder shall be delivered to the Corporate Secretary of the Corporation no less than ninety (90) days nor more than one hundred twenty (120) days in advance of the first anniversary of the Company's annual meeting held in the prior year; provided, however, that in the event the Company shall not have had an annual meeting in the prior year, such notice shall be delivered no less than ninety (90) days nor more than one hundred twenty (120) days in advance of May 15 of the current year. Such stockholder nominations must contain (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director at the annual meeting: (w) the name, age, business address and residence address of the proposed nominee, (x) the principal occupation or employment or the proposed nominee, (y) the class and number of shares of capital stock of the Corporation which are beneficially owned by the proposed nominee, and (z) any other information relating to the proposed nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934, as amended; and (b) as to the stockholder giving notice of nominees for election at the annual meeting, (x) the name and record address of the stockholder, and (y) the class and number of shares of capital stock of the Corporation which are beneficially owned by the stockholder.

         TENTH: Newly created directorships resulting from any increase in the number of directors, or any vacancies on the Board of Directors resulting from death, resignation, removal or other causes, shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified or until such director's death, resignation or removal, whichever first occurs.

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

         ELEVENTH: Any director may be removed from office by the affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of voting stock of the Corporation entitled to vote at an election of directors, provided that such removal is for cause.

         TWELFTH: Meetings of stockholders of the Corporation may be held within or without the State of Delaware, as the Bylaws may provide, and any action which may be taken at a meeting of the stockholders may be taken without a meeting if a consent in writing, setting forth the action so to be taken, is signed by the holders of outstanding stock having not less than a minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted; provided, however, that after the closing, prior to or on December 31, 1999, of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation to the public (as such offering is described in Section 3(b), Part B(I), (II), (III), (IV) and (V), respectively), stockholders of the Corporation shall take action by meetings held pursuant to this Certificate and the Bylaws and shall have no right to take any action by written consent without a meeting. The books of the Corporation may be kept (subject to any provision of applicable law) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.

         THIRTEENTH: For the purposes of this Certificate of Incorporation, the terms "affiliate," "associate," "control," "interested stockholder," "owner," "person" and "voting stock" shall have the meanings set forth in Section 203(c) of the Delaware General Corporation Law.

         FOURTEENTH: The provisions set forth in this Article Fourteenth and in Articles Fourth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth and Sixteenth hereof may not be repealed, rescinded, altered or amended in any respect, and no other provision or provisions may be adopted which impair(s) in any respect the operation or effect of any such provision, except by the affirmative vote of the holders of a sixty-six and two-thirds percent (66 2/3%) majority of the voting power of all outstanding shares of voting stock of the Corporation entitled to vote at an election of directors.

         FIFTEENTH: The Corporation reserves the right to adopt, repeal, rescind, alter or amend in any respect any provision contained in this Certificate in the manner now or hereafter prescribed by applicable law, and all rights conferred on stockholders herein are granted subject to this reservation. Notwithstanding the preceding sentence, the provisions set forth in Articles Fourth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Fifteenth and Sixteenth may not be repealed, rescinded, altered or amended in any respect, and no other provision or provisions may be adopted which impair(s) in any respect the operation or effect of any such provision, unless such action is approved as specified in Article Fourteenth hereof.

         SIXTEENTH: To the fullest extent permitted by applicable law, this Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers, employees and agents (and any other persons to which Delaware law permits this Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to action for breach of duty to the Corporation, its stockholders, and others.

                  No director of the Corporation shall be personally liable to the Corporation or any stockholder for monetary damages for breach of fiduciary duty as a director, except for any matter in respect of which such director shall be liable under Section 174 of the Delaware General Corporation Law

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

or any amendment thereto or shall be liable by reason that, in addition to any and all other requirements for such liability, such director (1) shall have breached the director's duty of loyalty to the Corporation or its stockholders,
(2) shall have acted in a manner involving intentional misconduct or a knowing violation of law or, in failing to act, shall have acted in a manner involving intentional misconduct or a knowing violation of law, or (3) shall have derived an improper personal benefit. If the Delaware General Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of a director, the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

                  Each person who was or is made a party or is threatened to be made a party to or is in any way involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), including any appeal therefrom, by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or a direct or indirect subsidiary of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another entity or enterprise, or was a director or officer of a foreign or domestic corporation which was a predecessor corporation of the Corporation or of another entity or enterprise at the request of such predecessor corporation, shall be indemnified and held harmless by the Corporation, and the Corporation shall advance all expenses incurred by any such person in defense of any such proceeding prior to its final determination, to the fullest extent authorized by the Delaware General Corporation Law. In any proceeding against the Corporation to enforce these rights, such person shall be presumed to be entitled to indemnification and the Corporation shall have the burden of proving that such person has not met the standards of conduct for permissible indemnification set forth in the Delaware General Corporation Law. The rights to indemnification and advancement of expenses conferred by this Article Sixteenth shall be presumed to have been relied upon by the directors and officers of the Corporation in serving or continuing to serve the Corporation and shall be enforceable as contract rights. Such rights shall not be exclusive of any other rights to which those seeking indemnification may otherwise be entitled. The Corporation may, upon written demand presented by a director or office of the Corporation or of a direct or indirect subsidiary of the Corporation, or by a person serving at the request of the Corporation as a director or officer of another entity or enterprise, enter into contracts to provide such persons with specified rights to indemnification, which contracts may confer rights and protections to the maximum extent permitted by the Delaware General Corporation Law, as amended and in effect from time to time.

                  If a claim under this Article Sixteenth is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expenses of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce the right to be advanced expenses incurred in defending any proceeding prior to it final disposition where the required undertaking, if any, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the claimant shall be presumed to be entitled to indemnification and the Corporation shall have the burden of proving that the claimant has not met the standards of conduct for permissible indemnification set forth in the Delaware General Corporation Law.

                  If the Delaware General Corporation Law hereafter is amended to permit the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment, the indemnification rights conferred by this Article Sixteenth shall be broadened to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

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

         SEVENTEENTH: No contract or other transaction of the Corporation with any other person, firm or corporation, or in which this corporation is interested, shall be affected or invalidated by: (a) the fact that any one or more of the directors or officers of the Corporation is interested in or is a director or officer of such other firm or corporation; or, (b) the fact that any director or officer of the Corporation, individually or jointly with others, may be a party to or may be interested in any such contract or transaction, so long as the contract or transaction is authorized, approved or ratified at a meeting of the Board of Directors by sufficient vote thereon by directors not interested therein, to which such fact of relationship or interest has been disclosed, or the contract or transaction has been approved or ratified by vote or written consent of the stockholders entitled to vote, to whom such fact of relationship or interest has been disclosed, or so long as the contract or transaction is fair and reasonable to the Corporation. Each person who may become a director or officer of the Corporation is hereby relieved from any liability that might otherwise arise by reason of his contracting with the Corporation for the benefit of himself or any firm or corporation in which he may in any way be interested.

         IN WITNESS WHEREOF, I have hereunto signed my name and affirm, under penalty of perjury, that this Certificate is my act and deed and that the facts stated herein are true this 5th day of August, 1999.


                                        /s/ Stephen M. Wagman
                                       -----------------------------------------
                                        Stephen M. Wagman
                                        Sole Incorporator



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